UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   February 20, 2007   (February 16, 2007)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)
(614) 283-6500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          On February 16, 2007, Abercrombie & Fitch Co. (the “Registrant”) announced its Board of Directors had received a report of its Special Litigation Committee established by the Board to investigate and act with respect to claims asserted in certain previously disclosed derivative lawsuits. A copy of the February 16, 2007 news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) through (c) Not applicable.
     (d) Exhibits:
     The following exhibit is filed with this Current Report on Form 8-K or incorporated into this Current Report on Form 8-K by reference:

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on February 16, 2007

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated February 20, 2007
Abercrombie & Fitch Co.

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on February 16, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: February 20, 2007	By:	/s/ Michael W. Kramer
Michael W. Kramer
Senior Vice President and Chief Financial Officer